UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

___________________

FORM 8-K
___________________

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (date of earliest event reported): July 11, 2005

CALYPSO WIRELESS, INC.
(Exact Name of Registrant as Specified in its Charter)

Commission File No.: 001-08497

Delaware	13-5671924
(State of Incorporation)	(I.R.S. Employer Identification No.)

5153 N.W. 158th Street, Miami Lakes, FL	33014
(Address Of Principal Executive Offices)	(ZIP Code)

REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (305) 828-3418

TABLE OF CONTENTS

ITEM 2.02 RESULTS OF OPERATIONS AND FINANCIAL CONDITION
ITEM 4.02 NON-RELIANCE ON PREVIOUSLY ISSUED FINANCIAL STATEMENTS OR A RELATED AUDIT REPORT OR COMPLETED INTERIM REVIEW
ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS
ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

ITEM 2.02 RESULTS OF OPERATIONS AND FINANCIAL CONDITIONBack to Table of Contents

Calypso Wireless, Inc. (the "Company") is in the process of preparing a restatement of its audited consolidated financial statements for the years ended December 31, 2004 and 2003, and for its quarterly financial statements for the three month periods ended March 31, 2004, June 30, 2004, September 30, 2004 and March 31, 2005. The Company is recharacterizing the accounting treatment of certain of its share-based payment transactions with nonemployees to account for EITF Issue No. 96.18's measurement date criteria for recording such payment transactions at the earlier date at which a commitment for performance was reached, rather than its previous accounting treatment as being recorded at the date which the performance was complete. In addition, the Company is including in these restatements the amortization of software development costs over a three-year period beginning January 1, 2004. The Company intends to file amendments to its Annual Form 10-KSB for the periods ended December 31, 2004 and 2003 and Quarterly Reports on Form 10-QSB for the quarterly period ended March 31, 2005. Item 4.02 contains additional information about adjustments to the financial results of the Company, and is incorporated herein by reference.

ITEM 4.02 NON-RELIANCE ON PREVIOUSLY ISSUED FINANCIAL STATEMENTS OR A RELATED AUDIT REPORT OR COMPLETED INTERIM REVIEW Back to Table of Contents

After filing of the Form 10-QSB for the three-month period ended March 31, 2005, the Company’s former Independent Auditor, R. E. Bassie & Co., notified management that certain stock had been issued in April 2005. The shares were issued pursuant to consulting agreements. Management of the Company concluded on August 17, 2005 that the Company’s consolidated financial statements contained in the Company's form 10-QSB for the period ended March 31, 2005 would require restatement. On September 7, 2005, management was able to determine the proper treatment for recording these particular transactions at the date at which a commitment for performance by the counterparty to earn the equity instruments was reached and the valuation of the liability would be based on the stock price on dates of said contracts. The liability would then be amortized over the life of the contracts, including extensions. All other stock-based transactions were fully expended for all prior financial reporting periods. These transactions will remain expended and not be amortized.

The restatement requires recognition, in the Statement of Operations, of the amortization of the liability. In addition, the restatement results in the inclusion of liability in the amounts of the stock issued at the time of the performance commitment times the share price on that day be reported in the Company’s balance sheet with the resulting changes within the stockholder’s deficit section of the balance sheet of the Company.

Further, by letter dated August 16, 2005, management notified the U. S. Securities and Exchange Commission that the Company established a policy to amortize the capitalized software and development costs over a three year period beginning January, 2004. The 2004 amortization amounted to $1,552,698. Effective January 1, 2005, all costs associated with the development of the phones, which were completed in early 2005, will be expended as incurred.

The restatement requires recognition, in the Statement of Operations, of the amortization of the capitalized software development costs.   In addition, the restatement results in the reduction of the asset capitalized software development cost on the Company’s Balance Sheet, with the resulting changes within the Stockholder’s Deficit section of the balance sheet of the Company.

The management of the Company believes the restatements constitute a material restatement of its financial statements.  Management concluded that the Annual Form 10-KSB for the periods ended December 31, 2004 and 2003, and the Quarterly Reports filed on Form 10-QSB for the quarterly period ended March 31, 2005, should be restated, and that such previously filed financial statements should no longer be relied upon, as previously presented.  The Company intends to file amended consolidated financial statements for the aforementioned periods prior to, filing its Quarterly Report on Form 10-QSB for the three month period ended June 30, 2005.

ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS Back to Table of Contents

(b) On August 23, 2005, the Company accepted the resignation of John W. Stump, III, chief financial officer and vice president of the Registrant. The letter of resignation addressed to the Registrant, which is attached as exhibit 17.1 to this current report, stated that Mr. Stump has decided to pursue other opportunities.

(c)(1) On September 1, 2005, the Company appointed Cheryl L. Dotson as its chief financial officer and vice president.

(c)(2) Ms. Dotson has high level executive management experience. Though her career began at one of the “Big 4” public accounting firms, she has had considerable operations, financial, contract negotiation and acquisition experience. She has served as the National Senior Manager for the rollout of a major managed service solution for one of the world’s largest consulting firms. She was heavily involved in the negotiations with Microsoft, the technology partner and LexisNexis the strategic partner for the national solution. She served as Chief of Staff to the mayor of the city of Houston and oversaw operations for 25 departments with direct oversight for the Information Technology Division, the Management Audit Division and participated heavily in fiscal and accounting issues surrounding the $billion + budget. Further, she was the Mayor’s direct liaison with COO of the Houston Rockets regarding issues surrounding the team’s new stadium. She has served as a consultant to the District of Columbia, the Metropolitan Transit Authority, and served as the chief financial officer for the Harris County-Houston Sports Authority. Ms. Dotson is not related to any directors, officers, or nominees of the Registrant. She has no direct or indirect material interest in any transaction of the Registrant during the last two years or proposed transactions.

(c )(3) The material terms of the employment agreement between the Registrant and the chief financial officer are: Base compensation of $84,000 per year; 50,000 shares of common stock; 100,000 stock options per year pursuant to a vesting schedule. In addition, in recognition of the increased effort required once the Registrant is out of the Development Stage, Ms. Dotson will receive a 25% increase in base compensation and an additional 50,000 shares of common stock at the point the Registrant begins to have revenue. The initial term of the agreement is one year with the potential for extensions and/or renewals.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS Back to Table of Contents

(b) The following documents are filed as exhibits to this current report on Form 8-K or incorporated by reference herein. Any document incorporated by reference is identified by a parenthetical reference to the SEC filing that included such document.

Exhibit Number	Description
17.1	Letter of Resignation of John W. Stump, III dated August 23, 2005 as chief financial officer.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, this report has been signed below by the following person on behalf of the registrant and in the capacity and on the date indicated.

/s/ Cheryl L. Dotson Sheryl L. Dotson Chief Financial Officer Date: September 12, 2005